UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment No.1)
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CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): July 1, 2018
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EXLSERVICE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-33089 (Commission File Number)	82-0572194 (I.R.S. Employer Identification No.)

280 Park Avenue, 38th Floor New York, New York 10017 (Address of principal executive offices)	10017 (Zip code)

Registrant’s telephone number, including area code:  (212) 277-7100

NOT APPLICABLE
(Former name or address, if changed since last report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 2, 2018, ExlService Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) reporting that on July 1, 2018, through its wholly owned subsidiary ExlService.com, LLC (“Buyer”) and Buyer’s wholly owned subsidiary ExlService Cayman Merger Sub, completed the acquisition of SCIOinspire Holdings Inc. (“SCIO”) pursuant to its previously announced Agreement of Merger dated April 28, 2018.

This Current Report on Form 8-K/A is being filed to amend the Initial Form 8-K to provide the financial statements and pro forma financial information described in Item 9.01 below which were not previously filed with the Initial Form 8-K, and which are permitted to be filed by amendment not later than 71 calendar days after the date the Initial Form 8-K was required to be filed with the SEC. Except as otherwise noted, all other information in the initial Form 8-K remains unchanged.

 Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of a Business Acquired

The audited consolidated financial statements of SCIO for the year ended, and as of, December 31, 2017 (together with the accompanying notes thereto and the related Independent Auditors' Report) and unaudited consolidated financial statements for the six months ended, and as of, June 30, 2018 (together with the accompanying notes thereto) are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information related to the acquisition is attached as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

The pro forma financial statements are presented for informational purposes only and do not purport to represent what the Company’s results of operations or financial position would have been had the transactions reflected occurred on the dates indicated or to project the Company’s financial position as of any future date or the Company’s results of operations for any future period.

(c)	None

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of KPMG
99.1	Audited consolidated financial statements of SCIO for the year ended, and as of, December 31, 2017.
99.2	Unaudited consolidated financial statements of SCIO for the six months ended, and as of, June 30, 2018.
99.3	Unaudited pro forma condensed combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

Date: September 07, 2018	By:	/s/ Ajay Ayyappan
	Name:	Ajay Ayyappan
	Title:	Deputy General Counsel and Corporate Secretary